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                       SECURITIES AND EXCHANGE COMMISSION

             -----------------------------------------------------

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (date of earliest event reported)
                                 August 8, 2001


                          NORTEL NETWORKS CORPORATION

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         CANADA                          001-07260              not applicable
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)





8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                  L6T 5P6
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     (address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.  OTHER EVENTS

On August 8, 2001, the Registrant announced that, in connection with the Registrant's announcement on June 15, 2001 of its decision to discontinue its access solutions operations, it is filing audited consolidated financial statements for the three years ended December 31, 2000 and unaudited consolidated financial statements for the three month period ended March 31, 2001. These consolidated financial statements have been restated in accordance with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" for the previously announced discontinued operations, which include the Registrant's narrowband and broadband access solutions, including copper, cable, and fixed wireless solutions, as well as its investment in Arris Group, Inc. and equity investment in Elastic Networks Inc. The restated consolidated financial statements included in this Form 8-K with respect to the Registrant's fiscal year ended December 31, 2000 and the quarterly period ended March 31, 2001 supercede the corresponding historical financials included in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and in the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, filed on March 13, 2001 and May 15, 2001, respectively. The Registrant is also filing certain unaudited selected financial data for each calendar quarter of 2000, restated for discontinued operations.

In addition, on August 8, 2001, the Registrant announced that it commenced a proposed offering on a private basis of U.S.$1 billion of senior convertible notes which would be guaranteed by its principal direct operating subsidiary, Nortel Networks Limited.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)      Exhibits.

         12 Computation of Ratio of Earnings from Continuing Operations to Fixed Charges for the years ended December 31, 2000, 1999, 1998, 1997 and 1996.

         23       Consent of Deloitte & Touche LLP.

         99.1 Audited Consolidated Financial Statements and the notes thereto of Nortel Networks Corporation, prepared in accordance with United States generally accepted accounting principles, for the three years ended December 31, 2000, restated for discontinued operations (the "U.S. GAAP Annual Restated Financial Statements"). The independent auditor's report with respect to the U.S. GAAP Annual Restated Financial Statements is dated as of February 1, 2001, except as to the first paragraph of note 22, which is as of May 11, 2001, and notes 3, 4 and 24, which are as of June 14, 2001.

         99.2 Unaudited Consolidated Financial Statements and the notes thereto of Nortel Networks Corporation, prepared in accordance with the rules and regulations of the United States Securities and Exchange Commission for the preparation of interim financial information, for the three month period ended March 31, 2001, restated for discontinued operations.

         99.3 Certain unaudited selected reported financial data of Nortel Networks Corporation for each calendar quarter of 2000, restated for discontinued operations.

         99.4     Press Release dated August 8, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTEL NETWORKS CORPORATION



                                       By:   /s/ Frank A. Dunn
                                             --------------------------------
                                             Frank A. Dunn
                                             Chief Financial Officer




                                       By:   /s/ Blair F. Morrison
                                             --------------------------------
                                             Blair F. Morrison
Dated:  August 8, 2001                       Assistant Secretary



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